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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) FEBRUARY 22, 2001



                       PARK MERIDIAN FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



       North Carolina                      31277                  56-2196075
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             6826 Morrison Boulevard
                        Charlotte, North Carolina 28211
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 366-7275
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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              (Former name or address, if changed from last report)


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Item 5.  Other Events.

         On February 22, 2001, Park Meridian Financial Corporation (the "Company") issued a press release reporting the Company's issuance of trust preferred securities through a newly-formed Connecticut business trust. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1  --        Press release dated February 22, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2001

                                      PARK MERIDIAN FINANCIAL CORPORATION


                                      By: /s/ Kevin T. Kennelly
                                          --------------------------------------
                                          Kevin T. Kennelly, President and Chief
                                          Executive Officer


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                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1                 Press release dated February 22, 2001


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